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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 27, 1999



                        FIRST PLACE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          New Mexico                      0-25956                  85-0317365
-------------------------------         -----------          -------------------
(State or other jurisdiction of         (Commission            (I.R.S Employer
incorporation or organization)          file number)         Identification No.)



 100 East Broadway, Farmington, New Mexico                           87401
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Address of principal executive offices                              Zip Code



Registrant's telephone number, including area code:  (505) 324-9500

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ITEM 5.  OTHER EVENTS

         News release dated October 27, 1999, announcing third quarter 1999 earnings and quarterly dividend.

         Shareholder letter dated November 1, 1999, announcing third quarter 1999 earnings and quarterly dividend.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         99.1     News release dated October 27, 1999.
         99.2     Shareholder letter dated November 1, 1999.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FIRST PLACE FINANCIAL CORPORATION
                                                  (Registrant)


Date:  November 2, 1999                /s/ James D. Rose
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                                          James D. Rose
                                          President and Chief Operating Officer

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